Exhibit 23.3

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Chell Group Corporation
Toronto, Ontario

      We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1/A, of our report incorporated by reference herein dated November 16, 2001, relating to the consolidated financial statements of Chell Group Corporation. We also consent to the reference to our firm under the heading "Experts".


                                                    /s/ Lazar Levine & Felix LLP
                                                    LAZAR LEVINE & FELIX LLP

New York, NY
June 7, 2002